UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2004

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                        1-9887                 94-0506370
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(State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                   File Number)           Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON               97205
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(Address of principal executive offices)                    (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

ITEM 8.01  OTHER EVENTS

On December 14, 2004, Oregon Steel Mills, Inc. issued a press release, announcing the closure of the Napa Pipe Mill and its intention to sell the pipe mill assets and real estate in separate transactions.

The Company's press release is attached as exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated December 14, 2004, announcing the closure of the Napa Pipe Mill and its intention to sell the pipe mill assets and real estate in separate transactions.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  December 14, 2004                     By:   /s/ Jeff S. Stewart
       --------------------                     --------------------------------
                                                  Jeff S. Stewart
                                                  Corporate Controller
                                                  (Principal Accounting Officer)